UNITED STATES SECURITIES AND
EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K
CURRENT REPORT

Pursuant to Section 13 or 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):  March 30, 2010

BLACK TUSK MINERALS INC.
(Exact name of registrant as specified in its charter)

Nevada
(State or other jurisdiction of incorporation)

000-52372 (Commission File Number)	20-3366333 (IRS Employer Identification No.)

7425 Arbutus Street, Vancouver, British Columbia, Canada V6P 5T2
(Address of principal executive offices and Zip Code)

(778) 999-2575
Registrant's telephone number, including area code

Not applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02	Departure of Directors or Certain Officers; Election of Directors, Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On March 30, 2010, Michael McIsaac resigned from his positions as a director and as the secretary and treasurer of Black Tusk Mineral Inc. (the “Registrant) in order to focus his time and energy on other business opportunities.  On March 30, 2010, the Registrant’s board of directors accepted Mr. McIsaac’s resignation and appointed Gavin Roy as the Registrant’s secretary and treasurer.  Mr. McIsaac’s resignation is not the result of any disputes with the Registrant.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

BLACK TUSK MINERALS INC.

By:        /s/ Gavin Roy
Name: Gavin Roy
Title: President and Director

Dated: April 2, 2010